UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

      FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION
                                12(b) OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                             RP Entertainment, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                                              93-1221399
------------------------                                   -------------------
(State of incorporation                                     (I.R.S. Employer
    or organization)                                       Identification No.)


      1900 Avenue of the Stars, Suite 1450, Los Angeles, California 90067
             -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                  310-277-4140
               -------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



Securities to be registered under Section 12(b) of the Act:

Title of Each Class:                            None
Name of Each Exchange on which Registered:      N/A


Securities to be registered under Section 12(g) of the Act:

Common Stock, $.001 par value per share
---------------------------------------
(Title of Class)



If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]


If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-63352.

Item 1. Description of Registrant's Securities to be Registered.

This registration statement relates to the registration with the Securities and Exchange Commission of shares of $.001 par value common stock (the "Common Stock") of RP Entertainment, Inc., a Nevada corporation (the "Registrant"). The description of the Common Stock to be registered hereunder set forth under the caption "Description of Securities" at page 14 of the Registrant's Registration Statement on Form SB-2, as amended, Registration No. 333-63352 (the "Registration Statement"), as filed with the Securities and Exchange Commission, is incorporated herein by this reference.

Item 2.  Exhibits

The  following   document  is  included  as  an  Exhibit  to  the   Registrant's
Registration   Statement  on  Form  SB-2   (Registration   No.   333-63352)  and
incorporated herein by this reference:

         EXHIBIT DESCRIPTION                               FORM SB-2
                                                         EXHIBIT NUMBER

(a)      Articles of Incorporation                            3.1
(b)      By-Laws                                              3.2
(c)      Form of Common Stock Certificate                     4.1
(d)      Opinion of Counsel and Consent                       5.1
(e)      Deal Memo with Harry Hughes                          10.1
(f)      Deal Memo with Brutus Productions                    10.2
(g)      Consent of Independent Accountant                    23.1
(h)      Consent of Counsel (filed as part of                 23.2
                     Exhibit 5.1)






                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)      RP Entertainment, Inc.
Date:             March 12, 2002


By:               /s/Douglas S. Borghi
                  -----------------------------
                  Douglas S. Borghi, President